UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 20, 2014


                           FIRST AMERICAN SILVER CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                     000-54327                    98-0579157
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

11380 S. Virginia St, #2011, Reno, Nevada                           89511
 (Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code 888-332-3660

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(A) PREVIOUS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 4, 2014, we were notified by Silberstein Ungar, PLLC ("Silberstein"), the independent registered public accounting firm for our company, that it was resigning as our auditor as its audit client list had been acquired by KLJ & Associates, LLP ("KLJ") and its principals and staff were joining KLJ. None of the reports of Silberstein, on our company's financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between our company and Silberstein, for the two most recent fiscal years and any subsequent interim period through October 20, 2014 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Silberstein, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Silberstein has not advised our company that:

     1) internal controls necessary to develop reliable financial statements did not exist; or

     2) information has come to the attention of Silberstein which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

     3) the scope of the audit should be expanded significantly, or information has come to the attention of Silberstein that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended November 30, 2014.

We provided Silberstein, with a copy of this disclosure before its filing with the SEC. We requested that Silberstein, provide us with a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of the letter provided from Silberstein is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(B) NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On October 20, 2014 we engaged KLJ as our principal accountant to audit our financial statements as successor to Silberstein. During our two most recent fiscal years or subsequent interim periods, we have not consulted with KLJ regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did KLJ provide advice to our company, either written or oral, that was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during our two most recent fiscal years or subsequent interim period, we have not consulted KLJ on any matter that was the subject of a disagreement or a reportable event.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1   Letter from Silberstein Ungar, PLLC dated October 20, 2014

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AMERICAN SILVER CORP.


/s/ Thomas Menning
-------------------------------------------
Thomas Menning
President, Chief Executive Officer, Chief
Financial Officer, Treasurer, Secretary
and Director

Date: October 20, 2014

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